Exhibit 99.1

Momentive Global Enters into Definitive Agreement to Be Acquired by Symphony Technology Group for $1.5 Billion

SAN MATEO, Calif. — Mar. 13, 2023 — Momentive (Nasdaq: MNTV), the maker of SurveyMonkey, today announced it has entered into a definitive agreement to be acquired by a consortium led by Symphony Technology Group (STG) in an all-cash transaction that values Momentive at approximately $1.5 billion. Under the terms of the agreement, Momentive shareholders will receive $9.46 per share, representing a premium of approximately 28% to the volume weighted average closing price of Momentive stock for the 10 trading days ending on March 13, 2023, and a 46% premium to the company’s closing stock price on the day prior to media rumors regarding a potential sale on October 19, 2022.

“This new chapter will enable Momentive to advance our long-term strategy and mission,” said Zander Lurie, Momentive CEO. “STG’s 20 years of investment experience in software, analytics, and data companies will provide us with invaluable expertise as we scale our customer base and product suite. Today’s volatile business climate necessitates that organizations consistently collect feedback from their stakeholders. That’s where we shine.”

“The transaction is the result of an extensive and careful process to review strategic alternatives by the Momentive board. The board believes this is the right path for delivering certain and attractive value for shareholders,” said David Ebersman, chair of the Momentive Board of Directors. “The Momentive board voted unanimously in favor of the transaction.”

“SurveyMonkey is the most iconic brand in survey technology and has a terrific reputation among individuals, teams, and enterprises for innovation and leadership, with an impressive combination of incredible ease of use and advanced enterprise capabilities and analytics,” said J.T. Treadwell, Managing Director at STG. “We have long admired the company during our 20-year history of active investment in the insights and analytics sector, and are very excited to partner with the team at Momentive to build upon their excellent foundation. Together we will continue delivering exceptional value and innovation to individuals and enterprises globally.”

Approvals and Timing

The transaction, which was approved unanimously by the Momentive Board of Directors, is expected to close in the second or third quarter of 2023, subject to customary closing conditions, including approval by Momentive shareholders and the receipt of required regulatory approvals. The transaction is not subject to a financing condition.

Upon completion of the transaction, Momentive’s common stock will no longer be listed on any public market. The company will continue to operate under the Momentive name and Momentive and SurveyMonkey brands.

Advisors

Qatalyst Partners is serving as financial advisor to Momentive in connection with the proposed transaction. Wilson Sonsini Goodrich & Rosati, P.C. is serving as legal counsel to Momentive.

Paul Hastings LLP is serving as legal counsel to STG. Silver Point acted as Sole Lead Arranger and provided committed debt financing in support of the acquisition.

About Momentive

Momentive (NASDAQ: MNTV), maker of SurveyMonkey, empowers people with the insights they need to make business decisions with speed and confidence. Our fast, intuitive experience and insights management solutions connect millions of users at more than 330,000 organizations worldwide with AI-powered technology and up-to-the-minute insights, so they can shape what’s next for their products, industries, customers, employees, and the market. Ultimately, our vision is to raise the bar for human experiences by amplifying individual voices. Learn more at momentive.ai.

About Symphony Technology Group (STG)

STG is a private equity partner to market leading companies in data, software, and analytics. The firm brings experience, flexibility, and resources to build strategic value and unlock the potential of innovative companies. Partnering to build customer-centric, market winning portfolio companies, STG creates sustainable foundations for growth that bring value to existing and future stakeholders. The firm is dedicated to transforming and building outstanding technology companies in partnership with world class management teams. STG’s expansive portfolio has consisted of more than 50 global companies. For more information, please visit www.stgpartners.com.

Additional Information and Where to Find It

Momentive, its directors and certain executive officers are participants in the solicitation of proxies from stockholders in connection with the pending acquisition of Momentive (the “Transaction”). Momentive plans to file a proxy statement (the “Transaction Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies to approve the Transaction. Additional information regarding such participants, including their direct or indirect interests, by security holdings or otherwise, will be included in the Transaction Proxy Statement and other relevant documents to be filed with the SEC in connection with the Transaction. Information relating to the foregoing can also be found in Momentive’s definitive proxy statement for its 2022 Annual Meeting of Stockholders (the “2022 Proxy Statement”), which was filed with the SEC on April 25, 2022. To the extent that holdings of Momentive’s securities have changed since the amounts printed in the 2022 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Promptly after filing the definitive Transaction Proxy Statement with the SEC, Momentive will mail the definitive Transaction Proxy Statement and a WHITE proxy card to each stockholder entitled to vote at the special meeting to consider the Transaction. STOCKHOLDERS ARE URGED TO READ THE TRANSACTION PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT MOMENTIVE WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, the preliminary and definitive versions of the Transaction Proxy Statement, any amendments or supplements thereto, and any other relevant documents filed by Momentive with the SEC in connection with the Transaction at the SEC’s website (http://www.sec.gov). Copies of Momentive’s definitive Transaction Proxy Statement, any amendments or supplements thereto, and any other relevant documents filed by Momentive with the SEC in connection with the Transaction will also be available, free of charge, at Momentive’s investor relations website at investor.momentive.ai.

Forward-Looking Statements

This communication contains forward-looking statements that involve risks and uncertainties, including statements regarding: the Transaction, including the expected timing of the closing of the Transaction; considerations taken into account by Momentive’s Board of Directors in approving the Transaction; and expectations for Momentive following the closing of the Transaction. If any of these risks or uncertainties materialize, or if any of Momentive’s assumptions prove incorrect, Momentive’s actual results could differ materially from the results expressed or implied by these forward-looking statements. Additional risks and uncertainties include those associated with: (i) the possibility that the conditions to the closing of the Transaction are not satisfied, including the risk that required approvals from Momentive’s stockholders for the Transaction or required regulatory approvals to consummate the Transaction are not obtained, on a timely basis or at all; (ii) the occurrence of any event, change or other circumstances that could give rise to the right to terminate the Transaction, including in circumstances requiring Momentive to pay a termination fee; (iii) uncertainties as to the timing of the consummation of the Transaction and the ability of each party to consummate the Transaction; (iv) the nature, cost and outcome of any legal proceeding that may be instituted against Momentive and others relating to the Transaction; (v) economic, market, financial, business or geopolitical conditions (including resulting from the inflationary pressures, rising interest rates, supply chain disruptions, the COVID-19 pandemic, civil unrest or military conflict) or competition, or changes in such conditions, negatively affecting Momentive’s business, operations and financial performance; (vi) the effect of the announcement or pendency of the Transaction on our business relationships, customers, operating results and business generally, including risks related to the diversion of the attention of Momentive management or employees during the pendency of the Transaction; (vii) the amount of the costs, fees, expenses and charges related to the merger agreement or the Transaction; (viii) the risk that our stock price may fluctuate during the pendency of the Transaction and may decline significantly if the Transaction is not completed; (ix) possible disruption related to the Transaction to Momentive’s current plans and operations, including through the loss of customers and employees; and (x) other risks and uncertainties detailed in the periodic reports that Momentive files with the SEC, including Momentive’s Annual Report on Form 10-K filed with the SEC on February 17, 2023, and subsequent filings which may be obtained at Momentive’s investor relations website at investor.momentive.ai. All forward-looking statements in this communication are based on information available to Momentive as of the date of this communication, and Momentive does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Investor Relations Contact:

Gary J. Fuges, CFA

investors@momentive.ai

Media Contact:

Katie Miserany

pr@momentive.ai

Source: Momentive Global Inc.